Exhibit 13.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Ecopetrol S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the fiscal year ended December 31, 2015 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 28, 2016
	By:	/s/ Juan Carlos Echeverry
		Name:	Juan Carlos Echeverry
		Title:	Chief Executive Officer
Dated: April 28, 2016
	By:	/s/ María Fernanda Suárez
		Name:	María Fernanda Suárez
		Title:	Chief Financial Officer